STONE RIDGE TRUST

STONE RIDGE U.S. HEDGED EQUITY FUND

SUPPLEMENT DATED FEBRUARY 22, 2023

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,

DATED MARCH 1, 2022

On February 21, 2023, the Board of Trustees of Stone Ridge Trust approved a plan of liquidation and dissolution for the Stone Ridge U.S. Hedged Equity Fund (the “Fund”). The liquidation of the Fund is expected to take place on or about March 27, 2023 (the “Liquidation Date”). Effective after the close of business on March 9, 2023, the Fund’s shares will generally no longer be available for purchase.

Stone Ridge Asset Management LLC (the “Adviser”) expects to operate the Fund pursuant to its stated investment strategy through the close of business on March 24, 2023. After March 24, 2023, the Adviser will reduce the Fund to cash in preparation for the Liquidation Date. Proceeds of the liquidation of the Fund are expected to be distributed to shareholders in cash. The liquidation proceeds are expected to be distributed promptly following the Liquidation Date in full redemption of each shareholder’s shares of the Fund.

Please retain this Supplement with your records for future reference.